                                   EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of Wellsford Real Properties, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of the 7th day of August, 2001.

                                    SVP-RPC JOINT VENTURE

                                    By:  Rosewood Property Company, its
                                         managing venturer

                                         By:  /s/  B. DENNIS KING
                                            ----------------------------
                                         Name:  B. Dennis King
                                         Title: Senior Vice President


                                    ROSEWOOD PROPERTY COMPANY

                                    By:  /s/  B. DENNIS KING
                                       ----------------------------------
                                    Name:  B. Dennis King
                                    Title: Senior Vice President


                                    THE ROSEWOOD CORPORATION

                                    By:  /s/  C. JEDSON NAU
                                       ----------------------------------
                                    Name:  C. Jedson Nau
                                    Title: Senior Vice President

                                    CAROLINE HUNT TRUST ESTATE

                                    By:  /s/  DON W. CRISP
                                       ----------------------------------
                                    Name:  Don W. Crisp
                                    Title: Trustee

                                    SAMMONS VENTURE PROPERTIES

                                    By:  /s/  ROBERT W. KORBA
                                       ----------------------------------
                                       Robert W. Korba
                                       President

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                                    CONSOLIDATED INVESTMENT SERVICES

                                    By:  /s/  JOHN H. WASHBURN
                                       ----------------------------------
                                       John H. Washburn
                                       Vice President


                                    SAMMONS ENTERPRISES, INC.

                                    By:  /s/  ROBERT W. KORBA
                                       ----------------------------------
                                       Robert W. Korba
                                       President


                                    ESTATE OF CHARLES A. SAMMONS

                                    By:  /s/  ROBERT W. KORBA
                                       ----------------------------------
                                       Robert W. Korba
                                       Independent Co-Executor of the
                                       Estate of Charles A. Sammons